Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Harry W. Buckley, certify that:

1. I have reviewed this amended Quarterly Report on Form 10-Q/A of Jackson Hewitt Tax Service Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

August 3, 2010

/s/ HARRY W. BUCKLEY
Harry W. Buckley
President and Chief Executive Officer